UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 27, 2017

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                     [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(A) of the Exchange Act.     [ ]

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Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Shareholders of Corning Natural Gas Holding Corporation (the “Company”) held on Wednesday, April 27, 2017, the Company’s shareholders voted on three proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2017 (the “Proxy Statement”).

Proposal 1: Election of Directors.

The shareholders elected the following eight directors, to serve until the Company’s next annual meeting of shareholders and until their successors are elected and have qualified:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes

Henry B. Cook, Jr.	1,939,231	8,073	0	316,770

Michael I. German	1,931,314	15,990	0	316,770

Ted W. Gibson	1,942,014	5,290	0	316,770

Robert B. Johnston	1,929,689	17,616	0	316,770

Joseph P. Mirabito	1,928,236	19,069	0	316,770

William Mirabito	1,928,236	19,069	0	316,770

George J. Welch	1,932,454	14,850	0	316,770

John B. Williamson III	1,942,014	5,290	0	316,770

Proposal 2: Non-binding advisory vote to approve the Company’s executive compensation.

The Company’s shareholders approved, in and advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

1,808,145	16,904	122,255	316,770

Proposal 3: Frequency of Say-on-Pay Voting: One,Two or Three Years.

The Company's shareholders approved, in an advisory vote, a resolution to include every year a say-on-pay proposal in our proxy materials for future annual shareholder meetings or any special shareholder meeting for which we must include executive compensation information in the proxy statement for that meeting, with the voting as follows:

Votes For One Year Frequency	Votes For Two Year Frequency	Votes for Three Year Frequency	Abstentions	Broker Non-Votes

1,796,211	7,009	128,036	16,047	316,770

Proposal 4: Ratification of the Company's independent registered public accounting firm for the fiscal year ending September 30, 2017.

The appointment of Freed Maxick CPAs as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2017, was ratified as follows

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,261,886	777	1,411	0

No other matters were voted upon at the meeting.

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Item 8.01 Other Events.

On April 27, 2017, at its regular meeting the Board of Directors of the Company elected the following officers:

Michael I. German – Chief Executive Officer and President

Firouzeh Sarhangi – Chief Financial Officer and Treasurer

Stanley G. Sleve – Vice President – Administration and Corporate Secretary

Matthew Cook – Vice President of Operations and Engineering

Russell Miller – Vice President of Business Development

In addition, the Board of Directors made the following Committee assignments:

Audit Committee

John Williamson, Chairman

William Mirabito

Henry Cook

Nominating/Compensation Committee

Ted Gibson, Chairman

Joseph Mirabito

John Williamson

Henry Cook

Rob Johnston

Corporate Governance Committee

George J. Welch, Chairman

William Mirabito

Ted Gibson

Rob Johnston

The Company, as the sole shareholder of Corning Natural Gas Corporation (the “Gas Company”), reelected the Board of Directors of the Gas Company, and the Board of Directors of the Gas Company re-elected the officers, being the same as those of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

Dated: May 1, 2017

By: /s/ Michael I. German

President and Chief Executive Officer